UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2022

Chimera Investment Corporation

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-33796	26-0630461
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

630 Fifth Ave, Ste 2400 New York, New York	10111
(Address of principal executive offices)	(Zip Code)

(212) 626-2300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbols:	Name of each exchange on which registered:
Common Stock, par value $0.01 per share	CIM	New York Stock Exchange
8.00% Series A Cumulative Redeemable Preferred Stock	CIM PRA	New York Stock Exchange
8.00% Series B Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	CIM PRB	New York Stock Exchange
7.75% Series C Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	CIM PRC	New York Stock Exchange
8.00% Series D Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	CIM PRD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On February 18, 2022, Chimera Investment Corporation (the “Company”) entered into separate Distribution Agency Agreements (collectively, the “Sales Agreements”) with each of JMP Securities LLC, Credit Suisse Securities (USA) LLC, Goldman Sachs & Co. LLC, Morgan Stanley & Co. LLC and RBC Capital Markets, LLC (the “Sales Agents”). Under the terms of the Sales Agreements, the Company may offer and sell shares of its common stock, par value $0.01 per share (“Common Stock”), having an aggregate offering price of up to $500,000,000 (the “Shares”) from time to time through any of the Sales Agents.

Pursuant to the Sales Agreements, the Shares may be offered and sold through the Sales Agents in transactions deemed to be “at the market” offerings as defined in Rule 415(a)(4) under the Securities Act of 1933, as amended, including sales made directly on the New York Stock Exchange or sales made to or through a market maker other than on an exchange. Under the Sales Agreements, each Sales Agent (at the Company’s election) will use commercially reasonable efforts consistent with its normal sales and trading practices to sell the Shares as directed by the Company. Under the Sales Agreements, the Company will pay each of the Sales Agents a commission that will not exceed, but may be lower than, 2.0% of the gross sales price per share of Shares sold through it. The Sales Agreements contain customary representations, warranties and agreements of the Company and customary conditions to completing future sale transactions, indemnification rights and obligations of the parties and termination provisions.

Shares sold under the Sales Agreements, if any, will be issued pursuant to the Company’s automatic shelf registration statement on Form S-3 (No. 333-261462), including the prospectus, dated December 2, 2021, and the prospectus supplement, dated February 18, 2022, as the same may be amended or supplemented.

The foregoing description of the Sales Agreements is not complete and is qualified in its entirety by reference to the entire Sales Agreements, copies of which are attached hereto as Exhibits 1.1 through 1.5, inclusive, and which are incorporated herein by reference. A copy of the opinion of Venable LLP relating to the legality of the issuance and sale of the Shares is attached to this Current Report on Form 8-K as Exhibit 5.1.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

1.1	Distribution Agency Agreement, dated February 18, 2022, by and between Chimera Investment Corporation and JMP Securities LLC.

1.2	Distribution Agency Agreement, dated February 18, 2022, by and between Chimera Investment Corporation and Credit Suisse Securities (USA) LLC.

1.3	Distribution Agency Agreement, dated February 18, 2022, by and between Chimera Investment Corporation and Goldman Sachs & Co. LLC.

1.4	Distribution Agency Agreement, dated February 18, 2022, by and between Chimera Investment Corporation and Morgan Stanley & Co. LLC.

1.5	Distribution Agency Agreement, dated February 18, 2022, by and between Chimera Investment Corporation and RBC Capital Markets, LLC.

5.1	Opinion of Venable LLP.

23.1	Consent of Venable LLP (included in Exhibit 5.1).

104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHIMERA INVESTMENT CORPORATION

Date: February 18, 2022	By:	/s/ Subramaniam Viswanathan
	Name:	Subramaniam Viswanathan
	Title:	Chief Financial Officer